INCENTIVE STOCK OPTION AGREEMENT


                  AGREEMENT made as of the 8th day of March, 1999, by and between ENVIRO-RECOVERY, INC., a Texas corporation ("Company"), and David Neitzke ("Employee").

                  WHEREAS, on 5 June, 1998 ("Grant Date"), pursuant to the terms and conditions of the Company's 1998 Performance Equity Plan ("Plan"), the Stock Option Committee("Committee") of the Board of Directors of the Company ("Board") and/or Board authorized the grant to the Employee of an option ("Option") to purchase an aggregate of 2,500,000 shares of the authorized but unissued Common Stock of the Company, $.0001 par value ("Common Stock"),conditioned upon the Employee's acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms of the Plan; and

                  WHEREAS, the Employee desires to acquire the Option on the terms and conditions set forth in this Agreement;

                  IT IS AGREED:

                  Grant of Stock Option. The Company hereby grants the Employee the Option to purchase all or any part of an aggregate of 2,500,000 shares of Common Stock ("Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

1. Incentive Stock Option. The Option represented hereby is intended to be an Option which qualifies as an "Incentive Stock Option" under Section 422 of the Internal Revenue Code of 1986, as amended. The grant of an Incentive Stock Option hereunder is subject to approval of the Plan by the stockholders of the Company, and if the approval is not obtained prior to 5 June 1999, the Incentive Stock Option will be deemed a non-incentive option.

2. Exercise Price. For options that vest immediately, the exercise price of the Option is $0.10 per share, the effective market value of the stock on the grant date, June 5, 1998. For options that vest in the future, the exercise price is equal to the closing price of the stock on the last trading day before the options vest.

3. Exercisability. This Option is exercisable, subject to the terms and conditions of the Plan, as follows: (i) the right to purchase 2,000,000 of the Option Shares shall be exercisable immediately, (ii) the right to purchase an additional 100,000 of the Option Shares shall be exercisable on and after June 5, 1999, (iii) the right to purchase an additional 100,000 of the Option Shares shall be exercisable on and after June 5, 2000, (iv) the right to purchase the remaining 100,000 of the Options Shares shall be exercisable on and after June 5, 2001, (v) the right to purchase the remaining 100,000 of the Options Shares shall be exercisable on or after June 5, 2002, (vi) the right to purchase the remaining 100,000 of the Options Shares shall be exercisable on or after June 5, 2003. After a portion of the Option becomes exercisable, it shall remain exercisable, except as otherwise provided herein, until the close of business on June 4, 2005. ("Exercise Period").

4.   Effect of Termination of Employment.

4.1. Termination Due to Death. If Employee's employment by the Company terminates by reason of death, the portion of the Option, if any, was exercisable as of the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Employee under the will of the Employee, for a period of one year from the date of such death or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of death shall immediately terminate upon death.

4.2. Termination Due to Disability. If Employee's employment by the Company terminates by reason of Disability (as such term is defined in the Plan), the portion of the Option, if any, that was exercisable as of the date of termination of employment may thereafter be exercised by the Employee for a period of one year from the date of the termination of employment or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of the termination of employment shall immediately terminate upon the termination of employment.

4.3    Other Termination.

4.4. If Employee's employment is terminated by the Company or the Employee for any reason other than (i) death or (ii) Disability, the Option, whether or not then exercisable shall immediately expire on the date of termination.

4.5. The Committee or Board, in the event the Employee's employment is terminated for cause, may require the Employee to return to the Company the economic value of any Option Shares purchased hereunder by the Employee within the six month period prior to the date of termination. In such event, the Employee hereby agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value (as such term is defined in the Plan) of the Option Shares on the date of termination (or the sales price of such Shares if the Option Shares were sold during such six month period) and the Exercise Price of such Shares.

4.6. Competing With the Company. In the event that, within 18 months after the date of termination of Employee's employment with the Company, Employee accepts employment with any competitor of, or otherwise competes with, the Company, the Committee or Board, in its sole discretion, may require Employee to return to the Company the economic value of any Option Shares purchased hereunder by the Employee within the six month period prior to the date of termination or after the date of termination. In such event, Employee agrees to remit the economic value to the Company in accordance with Section 5.3(b).

4.7 Withholding Tax. Not later than the date as of which an amount first becomes includible in the gross income of the Employee for Federal income tax purposes with respect to the Option, the Employee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under the Plan and pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Employee from the Company.

5. Adjustments. In the event of any change in the number of outstanding shares of Common Stock of the Company occurring as the result of a stock split, reverse stock split or stock dividend on the Common Stock, after the grant of this Option, the Company shall proportionately adjust the number of shares of Stock subject to this Option and the price to be paid on exercise of this Option. Any right to acquire a fractional share of Stock resulting from any adjustments will be rounded to the nearest whole share of Common Stock. In the event of a change in the par value of the Common Stock of the Company which is subject to this Option, this Option will be deemed to pertain to the shares of Common Stock resulting from any such change. To the extent that the foregoing adjustments relate to the Common Stock of the Company, the adjustments will be made by the Committee or Board whose determination will be final, binding and conclusive.

6.       Method of Exercise.

7. Notice to the Company. The Option shall be exercised in whole or in part by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice.

8. Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Employee as soon as practicable after payment therefor.

9.    Payment of Purchase Price.

9.1. Payment. The Employee shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

9.2. Payment of Withholding Tax. Any required withholding tax shall be paid in cash.
     .

10. Nonassignability. The Option shall not be assignable or transferable except by will or by the laws of descent and distribution in the event of the death of the Employee. No transfer of the Option by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option. 3. 4. Required Holding Period. This Option and any Common Stock acquired upon its exercise may not be sold, assigned or otherwise transferred prior to the six month anniversary of the Grant Date. 5. 6. Company Representations. The Company hereby represents and warrants to the Employee that: 7.

     (a) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

     (b) the Option Shares, when issued and delivered by the Company to the Employee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

11.1. Employee Representations. The Employee hereby represents and warrants to the Company that:
2.

     (a) he or she is acquiring the Option and shall acquire the Option Shares for his or her own account and not with a view towards the distribution thereof;

     (b) he or she has received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders and a copy of the Plan in effect as of the date of this Agreement;

     (c) he or she understands that he or she must bear the economic risk of the investment in the Option Shares, which cannot be sold by his or her unless they are registered under the Securities Act of 1933 ("1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

     (d) in his or her position with the Company, he or she has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (b)above;

     (e) he or she is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

     (f) the certificates evidencing the Option Shares shall bear the following legends:

                    "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

                    "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of _____________, 199_, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

     (g) he or she will notify the Company of the date of sale and dollar amount received on a sale of any of the Option Shares.

11. Restriction on Transfer of Stock Option Agreement and Option Shares. Anything in this Agreement to the contrary notwithstanding and in addition to the provisions of Section 9 of this Agreement, the Employee hereby agrees that he or she shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him or her without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) the Employee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

12.     Miscellaneous.

12.1. Release. In consideration of the grant of this Option and the right to purchase the Option Shares under this Option, I surrender all rights to any previous grant of an option to purchase shares of Common Stock or promise of the issuance of shares of Common Stock of the Company or promise of other compensation and release the Company, its officers, directors, employees and agents, and their respective successors and assigns from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bills, covenants, contracts, controversies, agreements, promises, damages, judgments, executions, claims and demands whatsoever, in law, admiralty or equity which I, my heirs, executors and administrators ever had, now have or may have by reason of any previous grant of an option to purchase shares of Common Stock or promise of the issuance of shares of Common Stock of the Company or promise of other compensation.

12.2. Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

12.3. Plan Paramount; Conflicts with Plan. This Agreement and the Option shall, in all respects, be subject to the terms and conditions of the Plan, whether or not stated herein. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

12.4. Stockholder Rights. The Employee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option. Nothing contained in this Agreement shall be deemed to confer upon Employee any right to continued employment with the Company or any subsidiary thereof, nor shall it interfere in any way with the right of the Company to terminate Employee in accordance with the provisions regarding such termination set forth in Employee's written agreement with the Company, or if there exists no such agreement, to terminate Employee at will.

12.5. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

12.6. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the party to be charged.

12.7. Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

12.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

12.9. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

       IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

ENVIRO-RECOVERY, INC.                       Address:

                                            2200 East Lake Shore Dr
By: /s/ Steven G. Schock                    Ashland, WI 54806
   --------------------------------
         Steven G. Schock
EMPLOYEE:                                   Address:
/s/ David Neitzke
____________________________________        Route 1  Box 264B
Signature
____________________________________        Washburn, WI 54891
David Neitzke

                                                                  EXHIBIT A
                      FORM OF NOTICE OF EXERCISE OF OPTION


________________________
           DATE

Enviro-Recovery, Inc.

___________________________
___________________________
___________________________

          Re:      Purchase of Option Shares

Gentlemen:

                  In accordance with my Stock Option Agreement dated as of ______________, 199_("Agreement") with Enviro-Recovery, Inc. ("Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock, par value $.0001 per share ("Common Stock"), which are being purchased for investment and not for resale.

                  As payment for my shares, enclosed is (check and complete applicable box[es]):

                 |_| a [personal check] [certified check] [bank check] payable to the order of "Enviro-Recovery, Inc." in the sum of $_________; and/or

                 |_|   confirmation of wire transfer in the amount of $________.

                  I hereby represent, warrant to, and agree with, the Company that:

(i) I have acquired the Option and shall acquire the Option Shares for my own account and not with a view towards the distribution thereof;

(ii) I have received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

(iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 ("1933Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

(iv) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

(v) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

(vi) my rights with respect to the Option Shares shall, in all respects, be subject to the terms and conditions of this Company's 1996 Performance Equity Plan and the Stock Option Agreement; and

(vii) the certificates evidencing the Option Shares shall bear the following legends:

                    "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

                    "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of________________, 199__, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

(ix) I will notify the Company whenever I sell any of the Option Shares and report to the Company the sale price of the Option Shares.

(x)   Kindly forward to me my certificate at your earliest convenience.

Very truly yours,



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(Signature)                               (Address)


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(Print Name)                              (Address)


                                          -----------------------------------
                                          (Social Security Number)